                   FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

         THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT ("FIRST AMENDMENT") dated as of the 30th day of September, 2003, is made and entered into by and between FORMATION PROPERTIES III, LLC, a Delaware limited liability company ("PURCHASER") and FC PROPERTIES III, LLC, a Delaware limited liability company ("PARENT") and MARINER HEALTH CARE, INC., a Delaware corporation; MARINER HEALTH CARE MANAGEMENT COMPANY, a Delaware corporation; MARINER HEALTH CENTRAL, INC., a Delaware corporation; MARINER HEALTH OF FLORIDA, INC., a Delaware corporation; TAMPA MEDICAL ASSOCIATES, INC., a Florida corporation; MHC/LCA FLORIDA, INC., a Delaware corporation; MARINER HEALTH CARE OF ORANGE CITY, INC., a Delaware corporation; MARINER HEALTH CARE OF PORT ORANGE, INC., a Delaware corporation; MARINER HEALTH CARE OF PALM CITY, INC., a Delaware corporation; MARINER HEALTH CARE OF LAKE WORTH, INC., a Delaware corporation; MARINER HEALTH CARE OF PINELLAS POINT, INC., a Delaware corporation; MHC/CSI FLORIDA, INC., a Delaware corporation; MARINER HEALTH CARE OF TUSKAWILLA, INC., a Delaware corporation; MARINER HEALTH CARE OF METROWEST, INC., a Delaware corporation; MARINER HEALTH CARE OF INVERNESS, INC., a Delaware corporation; MARINER HEALTH CARE OF MACCLENNY, INC., a Delaware corporation; MARINER HEALTH PROPERTIES IV, LTD., a Florida limited partnership; MARINER HEALTH AT BONIFAY, INC., a Delaware corporation; MARINER HEALTH CARE OF ATLANTIC SHORES, INC., a Delaware corporation; MARINER HEALTH OF ORLANDO, INC., a Delaware corporation; MARINER HEALTH OF PALMETTO, INC., a Delaware corporation and MARINER HEALTH OF JACKSONVILLE, INC., a Delaware corporation (collectively, "SELLERS").

                                    RECITALS

         A. The parties entered into the Asset Purchase Agreement dated as of August 19, 2003 ("ASSET PURCHASE AGREEMENT") pursuant to which Sellers agreed to sell to Purchaser and Purchaser agreed to purchase from Sellers the Purchased Assets, which are related to certain skilled nursing facilities located in the State of Florida and which are owned or leased by Sellers, on the terms and conditions set forth in the Asset Purchase Agreement, including the Mariner Health of St. Augustine Facility ("ST. AUGUSTINE FACILITY").

         B. Pursuant to the St. Augustine Lease Agreement commencing as of June 1, 1995 by and between Regency Investors, Ltd., a Georgia limited partnership ("REGENCY") and Mariner Health of Florida, Inc., a Delaware corporation (formerly known as Regency Health Care Centers, Inc.) ("MHF") ("LEASE"), as evidenced by the Memorandum of Lease recorded in O.R. Book 1114, page 116 in the Official Records of St. John's County, Florida ("MEMORANDUM"), MHF leases from Regency and Regency leases to MHF the land and improvements associated with the St. Augustine Facility and the furniture, fixtures, equipment and other personal property used in the operation of the St. Augustine Facility. Additionally, pursuant to the Option Agreement dated May 2, 1996 by and between MHF and Regency

("OPTION"), Regency granted to MHF the exclusive option to purchase the St. Augustine Facility on the terms and conditions set forth in the Option Agreement.

                  C. Purchaser and Regency have entered into the Asset Purchase Agreement dated September 26, 2003 ("ST. AUGUSTINE PURCHASE AGREEMENT") pursuant to which Purchaser agrees to purchase from Regency and Regency agrees to sell to Purchaser all of Regency's assets related to the St. Augustine Facility ("REGENCY ASSETS") on the terms and conditions set forth in the St. Augustine Purchase Agreement.

         D. Sellers are subject to (i) the Civil and Administrative Settlement Agreement dated March 25, 2002 by and between the United States of America, acting through the United States Department of Justice and on behalf of the Office of Inspector General of the Department of Health and Human Services and Mariner Post-Acute Network, Inc.; Mariner Health Group, Inc.; and Affiliated Debtors ("CASA") pursuant to which Sellers have agreed to settle certain claims as set forth in the CASA and (ii) the Corporate Integrity Agreement dated as of March 25, 2002 by and between the Office of Inspector General of the Department of Health and Human Services ("OIG") and Mariner Health Care, Inc. ("CIA") pursuant to which Sellers are required to take certain actions to insure compliance by Sellers with the requirements of Medicare, Medicaid and all other Federal health care programs, on the terms and conditions set forth in the CIA.

         E. Pursuant to the Section 4.25 of the Asset Purchase Agreement, Sellers are to use commercially reasonable efforts to secure evidence reasonably acceptable to Purchaser from OIG that Purchaser will not be subject to the terms of the CASA and CIA. Notwithstanding such efforts, OIG may require that Sovereign Health Care, LLC ("SOVEREIGN"), the parent of the proposed operators of the Facilities or certain of its affiliates, enter into a Successor Monitoring Agreement with OIG (the "SUCCESSOR CIA").

         F. Several of the Facilities are subject to various restrictions, covenants, requirements and conditions that are of record in the county in which such Facilities are located ("CCR'S"), which may subject Sellers, as the owner of such Facilities, to various charges, liens, assessments or other payments.

         G. The parties desire to amend the Purchase Agreement to provide for (i) the direct purchase of the Regency Assets from Regency, the termination of the St. Augustine Lease and Memorandum and the termination of the Option;
(ii) the possibility that Sovereign may be required to enter into the Successor CIA and the allocation of expenses incurred in complying with the Successor CIA;
(iii) the allocation of expenses incurred and liability arising before Closing with respect to the CCR's, all on the terms and conditions set forth in this First Amendment; and (iv) such other amendments as set forth herein.

         NOW, THEREFORE, in consideration of the Recitals, and the mutual agreements, covenants and conditions contained in this First Amendment and the Asset Purchase Agreement, the parties agree as follows:

         I.       Acquisition of the St. Augustine Facility.


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

                  1.1. Representations and Warranties. Notwithstanding that Purchaser has entered into the St. Augustine Purchase Agreement to purchase the Regency Assets directly from Regency, all of Sellers' representations and warranties in the Asset Purchase Agreement that are directly relevant to MHF and the St. Augustine Facility shall remain in full force and effect as set forth in the Asset Purchase Agreement to the same extent as if the St. Augustine Facility constituted a Facility under the Asset Purchase Agreement.

                  1.2. Closing Deliveries. Sellers shall make those closing deliveries directly relevant to MHF and the St. Augustine Facility as are necessary to transfer to Purchaser and Purchaser's designee all of the Purchased Assets related to the St. Augustine Facility as and when the Closing occurs under the St. Augustine Purchase Agreement. Additionally, MHF shall deliver to Purchaser on the Closing Date instruments in form and substance reasonably acceptable to Purchaser and Title Company necessary to terminate the Lease, the Memorandum and the Option. If the Closing under the St. Augustine Purchase Agreement occurs on a date other than the Closing Date, Sellers shall nevertheless make all of its closing deliveries on the Closing Date, and such closing deliveries shall be held in escrow by the Escrow Agent pursuant to escrow instructions mutually agreed on by Purchaser and Sellers and delivered to Escrow Agent on the Closing Date.

                  1.3. Lease Termination Fee. At Closing, Seller shall pay to Purchaser the sum of $250,000.00 as consideration for the termination of the Lease. At Purchaser's option, such amount shall be paid to Purchaser at Closing by wire transfer or shown as a credit to Purchaser on the Closing settlement statement.

                  1.4. Tax Prorations. All real estate and personal property taxes related to the St. Augustine Facility shall be prorated as of the date the Lease terminates, and Sellers shall be responsible for all such taxes accruing as of such date.

         II. Representations and Warranties and Covenants Related to the CASA and the CIA.

                  2.1. Representations and Warranties. Sellers represent and warrant that (i) Sellers are in compliance in all material respects with the CASA and CIA; (ii) Sellers are not in default of the terms of the CASA or CIA in any material respect; and (iii) no event has occurred which, with the giving of notice or the lapse of time or both, would cause a material breach or material default under the CASA or CIA.

                  2.2. Covenants. Sellers shall be responsible for all reasonable direct fees, costs, expenses, obligations, liabilities and expenditures (excluding, without limitation, reasonable attorney's fees and other reasonable legal costs and expenses actually incurred and internal administrative costs) ("Section 2.1 Expenditures") incurred by Purchaser, Health Services Properties, LLC ("HSP"), the tenants of Health Services Properties, LLC ("HSP Tenants"), Sovereign and any subsidiary or affiliate of such entities resulting from or arising out of the monitoring requirements that may be set forth in the Successor CIA; provided, however, Sellers shall not be responsible for any penalties imposed on any party to the Successor CIA arising out of a breach of the Successor CIA.

                  2.3. Payment of Section 2.1 Expenditures. Sellers shall pay to Purchaser, or Purchaser's designee, on demand all Section 2.1 Expenditures incurred by Purchaser, HSP, HSP Tenants, Sovereign or any subsidiary or affiliate of Purchaser, HSP, HSP Tenants or Sovereign, as evidenced by invoices or other documentation reasonably identifying such Section
2.1 Expenditures. If any Section 2.1 Expenditures are not paid within ten (10) days after written demand to Sellers, such Section 2.1 Expenditures shall bear interest at an interest rate per annum equal to the prime rate published from time to time by the Wall Street Journal plus one percent (1%) ("DEFAULT RATE") until paid in full.

         III.     Covenants Related to the CCR's.

                  Sellers shall be responsible for all fees, costs, expenses, obligations, liabilities and assessments accruing or arising under the CCR's pertaining to the period before the Closing Date.

         IV.      Indemnification.

                  4.1. Notwithstanding anything contained in Articles VII of the Asset Purchase Agreement to the contrary, MHC indemnifies, exculpates and holds Purchaser Indemnified Parties harmless from and against, and agrees promptly to defend Purchaser Indemnified Parties from and reimburse Purchaser Indemnified Parties for, Purchaser Indemnified Losses which Purchaser Indemnified Parties may at any time suffer or incur, or become subject to, as a result of or in connection with (i) any misrepresentation or inaccuracy in or any breach of the representations and warranties contained in Section 2.1 of this First Amendment; (ii) any and all obligations arising under Article II and III of this First Amendment, the CASA and the CIA.; or (iii) any and all obligations of Sellers arising under the CCR's and pertaining to the period prior to the Closing Date; provided, however, Purchaser Indemnified Parties shall not be entitled to reimbursement for any Purchaser Indemnified Losses to the extent that Purchaser is reimbursed for such losses by the Title Company.

                  4.2. The limitations set forth in Section 7.6 of the Asset Purchase Agreement shall not apply to the Purchaser Indemnified Losses set forth in Section 4.1 of this First Amendment.

         V.       Title Policy Premium Rebate

                  Purchaser and Sellers agree to share equally in any title insurance premium rebates provided by Title Company.

         VI.      Remediation Fund.

                  6.1. Escrowed Remediation Fund. The Escrowed Remediation Fund shall be equal to the amount of Six Hundred Sixty-Five Thousand Dollars ($665,000) less all Remediation Expenses incurred before the Closing Date to repair the roof located at the Mariner Health of Palmetto Facility ("PALMETTO FACILITY") that are supported by documentation provided to Purchaser demonstrating the amount expended in connection with such roof repairs ("PALMETTO ROOF REMEDIATON EXPENSES"), and the parties acknowledge that such amounts are held by Lasalle Bank National Association ("LASALLE") as the Escrowed Remediation Fund.

Additionally, the items set forth on Schedule 6.1 to this First Amendment shall be deemed to be Remediated Conditions and shall be treated for all intents and purposes as Remediated Conditions identified as of the date of execution of the Asset Purchase Agreement.

                  6.2. Mariner Health of Palmetto, Inc. and Tar Heel Roofing, Inc. have entered into the Roof Construction Agreement dated August 11, 2003 ("ROOF REPAIR CONTRACT") to effect certain repairs described in such agreement in connection with the Palmetto Facility. The Roof Repair Contract amount, less the Palmetto Roof Remediation Expenses already paid by Sellers pursuant to the Roof Repair Contract, are included in the Remediation Fund. Mariner shall timely forward to Purchaser all invoices, bills and requests for payments in connection with the Roof Repair Contract, and Purchaser, in turn, shall submit such requests for payment to Lasalle. If Lasalle does not pay any such reasonably documented expenses in connection with the Roof Repair Contract within five (5) Business Days after such submission, Purchaser shall pay all such expenses and shall concurrently provide to Sellers reasonable evidence of any such payment.

                  6.3. The parties acknowledge that Section 6.2(a) of the Asset Purchase Agreement requires any unused portion of the Remediation Fund to be returned to Sellers on the Remediation Fund Release Date. If Lasalle does not pay to Sellers such unused portion of the Remediation Fund within ten (10) Business Days after the Remediation Fund Release Date, Purchaser shall pay to Sellers within ten (10) Business Days thereafter an amount equal to the unused portion of the Remediation Fund not paid to Sellers by Lasalle. Purchaser shall promptly provide Sellers with copies of all correspondence pertaining to withdrawals from the Escrowed Remediation Fund through the Remediation Fund Release Date.

         VII.     Miscellaneous

                  7.1. Any terms not otherwise defined in this First Amendment shall have the meanings ascribed to them in the Asset Purchase Agreement.

                  7.2. Except as modified by this First Amendment, the Asset Purchase Agreement shall remain in full force and effect.

                  7.3. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  7.4. The Article and Section headings contained in this First Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this First Amendment.

                  7.5. Sovereign and all affiliates of Sovereign shall be third-party beneficiaries of Sections 2.2 and 2.3 of this Agreement.


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

                  WITNESS the following signatures, as of the date of this agreement.

                                       FORMATION PROPERTIES III, LLC,
                                       a Delaware limited liability company

                                       By:   FC Direction III, Inc.,
                                             its Managing Member

                                       By:   /s/ Christopher M. Sertich


                                       FC PROPERTIES III, LLC,
                                       a Delaware limited liability company

                                       By:   FC Investors III, LLC,
                                             its Manager

                                       By:   /s/ Christopher M. Sertich
                                             Christopher M. Sertich, Manager

                                       MARINER HEALTH CARE, INC.,
                                       a Delaware corporation


                                       By:  /s/ Boyd P. Gentry
                                            Boyd P. Gentry
                                            Senior Vice-President & Treasurer


                                       MARINER HEALTH CARE MANAGEMENT COMPANY,
                                       a Delaware corporation


                                       By:  /s/ Boyd P. Gentry
                                            Boyd P. Gentry
                                            Senior Vice President and Treasurer


                                       MARINER HEALTH CENTRAL, INC.,
                                       a Delaware corporation

                                       By:  /s/ Boyd P. Gentry
                                            Boyd P. Gentry
                                            President and Treasurer

                                  MARINER HEALTH OF FLORIDA, INC.,
                                  a Delaware corporation,
                                  TAMPA MEDICAL ASSOCIATES, INC.,
                                  a Florida corporation,
                                  MHC/LCA FLORIDA, INC., a Delaware corporation, MARINER HEALTH CARE OF ORANGE CITY, INC., a Delaware corporation,
                                  MARINER HEALTH CARE OF PORT ORANGE, INC.,
                                  a Delaware corporation,
                                  MARINER HEALTH CARE OF PALM CITY, INC.,
                                  a Delaware corporation,
                                  MARINER HEALTH CARE OF LAKE WORTH, INC.,
                                  a Delaware corporation,
                                  MARINER HEALTH CARE OF PINELLAS POINT,
                                  INC., a Delaware corporation,
                                  MHC/CSI FLORIDA, INC.,
                                  a Delaware corporation,
                                  MARINER HEALTH CARE OF TUSKAWILLA, INC.,
                                  a Delaware corporation,
                                  MARINER HEALTH CARE OF METROWEST, INC.,
                                  a Delaware corporation,
                                  MARINER HEALTH CARE OF INVERNESS, INC.,
                                  a Delaware corporation,
                                  MARINER HEALTH CARE OF MACCLENNY, INC.,
                                  a Delaware corporation,
                                  MARINER HEALTH PROPERTIES IV, LTD.,
                                  a Florida limited partnership,
                                           By:   Mariner Health of Florida, Inc.
                                           Its:  General Partner
                                  MARINER HEALTH AT BONIFAY, INC.,
                                  a Delaware corporation,
                                  MARINER HEALTH CARE OF ATLANTIC SHORES,
                                  INC., a Delaware corporation,
                                  MARINER HEALTH OF ORLANDO, INC.,
                                  a Delaware corporation,
                                  MARINER HEALTH OF PALMETTO, INC.,
                                  a Delaware corporation,
                                  MARINER HEALTH OF JACKSONVILLE, INC.,
                                  a Delaware corporation



                                  By:  /s/ Boyd P. Gentry
                                       Boyd P. Gentry
                                       Vice President and Treasurer


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